Fees Summary	Nov. 14, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 792,350,000.00
Previously Paid Amount	0.00
Total Fee Amount	121,308.79
Total Offset Amount	0.00
Net Fee	$ 121,308.79
Final Prospectus	false